Statement of Additional Information Supplement	June 14, 2018

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF PUTNAM MORTGAGE OPPORTUNITIES FUND, dated September 30, 2017

The sub-section Public Disclosures under the main section DISCLOSURE OF PORTFOLIO INFORMATION is supplemented as follows:

For Putnam Mortgage Opportunities Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments institutional website, www.putnam.com/institutional, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting
Full Portfolio Holdings	Monthly	Approximately 30 days after the
end of each month.
Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

SAI supp 6/18